SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         -------------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 17, 1997


                            COMPLETE MANAGEMENT, INC.
                            -------------------------
             (Exact name of Registrant as specified in its charter)



NEW YORK                            0-27260             11-3149119
-------------------------------------------------------------------------------
(State or other jurisdiction        (Commission         (IRS Employer
       of incorporation)            File Number)        Identification No.)

                 254 West 31st Street, New York, New York 10001
               --------------------------------------------------
               (Address of principal executive office) (Zip Code)

                                 (212) 868-1188
                                 --------------
               Registrant's telephone number, including area code:




                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7:   Financial Statements, Pro Forma Financial
          Information and Exhibits

          Financial Statement of Business Acquired:

                  The financial statements of Consumer Health Network, Inc. commencing on page F-2 hereof.

          Pro Forma Financial Information

                  The unaudited pro forma consolidated statements of income for Complete Management, Inc. and its subsidiaries commencing on page F-10 hereof.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            COMPLETE MANAGEMENT, INC.


Date: August 27, 1997               By: /s/ Dennis Simmons,
                                       -------------------------------------
                                    Dennis Simmons, Executive Vice President

                                    I N D E X

                                                                        PAGE
                                                                        ----
CONSUMER HEALTH NETWORK, INC.

  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                              F-2

  BALANCE SHEETS
    DECEMBER 31, 1996 AND 1995                                          F-3

  STATEMENTS OF INCOME AND RETAINED EARNINGS
    YEARS ENDED DECEMBER 31, 1996 AND 1995                              F-4

  STATEMENTS OF CASH FLOWS
    YEARS ENDED DECEMBER 31, 1996 AND 1995                              F-5

  NOTES TO FINANCIAL STATEMENTS                                         F-6-9

COMPLETE MANAGEMENT, INC.

  UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME FOR
  THE SIX MONTH PERIOD ENDED JUNE 30, 1997 AND FOR THE YEAR
  ENDED DECEMBER 31, 1996.                                              F-10-11

                          CONSUMER HEALTH NETWORK, INC.
                       (formerly C.H.N. ACQUISITION CORP.,
                       INC. D/B/A CONSUMER HEALTH NETWORK)

                         REPORT ON FINANCIAL STATEMENTS

                            YEARS ENDED DECEMBER 31,
                                  1996 AND 1995

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors
Consumer Health Network, Inc.

We have audited the accompanying balance sheets of CONSUMER HEALTH NETWORK, INC. (formerly C.H.N. Acquisition Corp., Inc. d/b/a Consumer Health Network) as of December 31, 1996 and 1995, and the related statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Consumer Health Network, Inc. as of December 31, 1996 and 1995, and its results of operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                                           /s/ J. H. Cohn LLP

Roseland, New Jersey
March 12, 1997

                          CONSUMER HEALTH NETWORK, INC.

                                 BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995

                        ASSETS                             1996          1995
                        ------                          ----------    ----------

Current assets:
  Cash and cash equivalents                             $2,457,472    $1,495,477
  Accounts receivable, net of allowance for
    doubtful accounts of $87,000 and $69,000             1,164,789       891,150
  Prepaid expenses and sundry receivable                    26,013        52,470
                                                        ----------    ----------
      Total current assets                               3,648,274     2,439,097

Furniture and equipment, at cost, net of
  accumulated depreciation                                 273,380       240,117
Intangible assets, net of accumulated
  amortization of $20,833 in 1996                          104,167       125,000
Deposits                                                    18,551        30,027
                                                        ----------    ----------

      Totals                                            $4,044,372    $2,834,241
                                                        ==========    ==========

     LIABILITIES AND STOCKHOLDERS' EQUITY
     ------------------------------------

Current liabilities:
  Current portion of notes payable - bank               $   30,672    $   79,560
  Current portion of obligations under capital
    leases                                                  17,879        15,731
  Accounts payable and accrued expenses                    373,300       591,597
                                                        ----------    ----------
      Total current liabilities                            421,851       686,888

Notes payable - bank, net of current portion                15,299        50,415
Obligations under capital leases, net of
  current portion                                           60,868        78,744
                                                        ----------    ----------
      Total liabilities                                    498,018       816,047
                                                        ----------    ----------

Commitments and contingency

Stockholders' equity:
  Common stock, no par value; authorized
    1,000,000 shares; issued and outstanding
    1,564 shares, at stated value of $1 per
    share                                                    1,564         1,564
  Additional paid-in capital                               816,771       816,771
  Retained earnings                                      2,728,019     1,199,859
                                                        ----------    ----------
      Total stockholders' equity                         3,546,354     2,018,194
                                                        ----------    ----------

      Totals                                            $4,044,372    $2,834,241
                                                        ==========    ==========

See Notes to Financial Statements.

                          CONSUMER HEALTH NETWORK, INC.

                   STATEMENTS OF INCOME AND RETAINED EARNINGS
                     YEARS ENDED DECEMBER 31, 1996 AND 1995

                     INCOME                              1996          1995
                     ------                           ----------    ----------

Net revenue                                           $7,853,265    $6,211,415
                                                      ----------    ----------

Expenses:
  Salaries and fringe benefits                         2,593,284     2,106,338
  Selling                                                594,140       587,711
  General and administrative                           1,493,909     1,022,264
  Depreciation and amortization                          155,950        84,022
                                                      ----------    ----------
    Totals                                             4,837,283     3,800,335
                                                      ----------    ----------

Operating income                                       3,015,982     2,411,080
                                                      ----------    ----------

Other income (expense):
  Special professional fees                             (155,825)     (187,643)
  Interest income, net                                    53,144         1,667
                                                      ----------    ----------
    Totals                                              (102,681)     (185,976)
                                                      ----------    ----------

Income before income taxes                             2,913,301     2,225,104
Provision for income taxes                                88,500        48,000
                                                      ----------    ----------

Net income                                             2,824,801     2,177,104

              RETAINED EARNINGS
              -----------------

Balance, (deficit), beginning of year                  1,199,859       (42,012)
Distributions to stockholders                         (1,296,641)     (935,233)
                                                      ----------    ----------

Balance, end of year                                  $2,728,019    $1,199,859
                                                      ==========    ==========

See Notes to Financial Statements.

                          CONSUMER HEALTH NETWORK, INC.

                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                          1996          1995
                                                       ----------    ----------

Operating activities:
  Net income                                           $2,824,801    $2,177,104
  Adjustments to reconcile net income to net
    cash provided by operating activities:
    Depreciation and amortization                         155,950        84,022
    Provision for bad debts                                47,746        38,000
    Changes in operating assets and liabilities:
      Accounts receivable                                (321,385)      (59,182)
      Prepaid expenses and sundry receivables              26,457       (31,180)
      Deposits                                             11,476        (4,173)
      Accounts payable and accrued expenses               (93,297)      114,484
                                                       ----------    ----------
        Net cash provided by operating activities       2,651,748     2,319,075
                                                       ----------    ----------

Investing activities:
  Acquisition of company                                 (125,000)
  Purchase of furniture and equipment                    (168,380)      (85,715)
                                                       ----------    ----------
        Net cash used in investing activities            (293,380)      (85,715)
                                                       ----------    ----------

Financing activities:
  Payment of notes payable                                (84,004)      (79,560)
  Payment of obligations under capital leases             (15,728)      (11,646)
  Distributions to stockholders                        (1,296,641)     (935,233)
                                                       ----------    ----------
        Net cash used in financing activities          (1,396,373)   (1,026,439)
                                                       ----------    ----------

Net increase in cash and cash equivalents                 961,995     1,206,921
Cash and cash equivalents, beginning of year            1,495,477       288,556
                                                       ----------    ----------

Cash and cash equivalents, end of year                 $2,457,472    $1,495,477
                                                       ==========    ==========

Supplemental disclosure of cash flow data:
  Interest paid                                        $   14,776    $   23,383
                                                       ==========    ==========

  Income taxes paid                                    $   78,063    $   69,833
                                                       ==========    ==========

Supplemental disclosure of noncash investing and financing activities: During
  1995, the Company acquired equipment in the amount of $72,440 under capital lease obligations.

See Notes to Financial Statements.

                          CONSUMER HEALTH NETWORK, INC.

                          NOTES TO FINANCIAL STATEMENTS

Note 1 - Business and summary of accounting policies:

           Business:

             Consumer Health Network, Inc., formerly C.H.N. Acquisition Corp. Inc. d/b/a/ Consumer Health Network, (the "Company") is a preferred provider organization establishing economic partnerships between the payers of health care benefits and the providers of health care services. The Company has contracts with hospitals, physicians and other health care providers to provide discounted fees to payers of such services who use the Company's network. Because of these separate relationships with the provider of services and the payer of such services, the Company is not a risk entity.

             In December 1995, another preferred provider organization was merged into the Company. The assets of the acquired entity consisted exclusively of contracts with physicians and other healthcare providers to provide discounts to network members. The purchase price was $125,000 which was paid in 1996. In conjunction with the merger, stockholders of the acquired organization executed noncompete agreements.

           Use of estimates:

             The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

           Cash equivalents:

             The Company considers all highly liquid investments with a maturity of three months or less when purchased as cash equivalents.

           Concentrations of credit risk:

             Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents and accounts receivable. The Company maintains its cash and cash equivalents in bank deposit accounts which, at times, may exceed Federally insured limits. A substantial portion of the Company's revenue is derived from, and its accounts receivable are concentrated in, entities in the health care industry. At December 31, 1996, accounts receivable from five of these entities accounted for approximately 74% of total accounts receivable. The Company routinely assesses the financial strength of its customers and establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends and other information.

                          CONSUMER HEALTH NETWORK, INC.

                          NOTES TO FINANCIAL STATEMENTS

Note 1 - Business and summary of accounting policies (concluded):

           Depreciation and amortization:

             Depreciation of furniture and equipment is calculated on accelerated methods by annual charges to operations over the estimated useful lives of the assets.

             Acquisition costs are amortized over the six year period of the noncompete agreement.

           Advertising:

             The Company expenses the cost of advertising and promotions as incurred. Advertising costs charged to operations were $99,652 and $201,624 in 1996 and 1995, respectively.

           Income taxes:

             The Company has elected to be treated as an "S" Corporation under the applicable sections of the Internal Revenue Code. Under these sections, corporate income or loss, in general, is allocated to the stockholders for inclusion in their personal income tax returns. Accordingly, there is no provision for Federal income tax in the accompanying financial statements.

             The Company has also elected to be treated as an "S" Corporation for New Jersey state income tax purposes. However, the State of New Jersey does impose a tax on "S" Corporation income at a reduced rate and, accordingly, a provision for such tax has been made in the accompanying financial statements.

Note 2 - Furniture and equipment:

           Furniture and equipment consists of the following:

                                               Estimated
                                                Useful
                                                 Lives        1996      1995
                                               ----------   --------   --------

           Equipment                              5 years   $279,618   $239,992
           Office furniture and
             fixtures                             7 years    151,349    123,826
           Software                             3-5 years    143,468     42,237
                                                            --------   --------
                                                             574,435    406,055
           Less accumulated
             depreciation and amortization                   301,055    165,938
                                                            --------   --------

               Totals                                       $273,380   $240,117
                                                            ========   ========

                          CONSUMER HEALTH NETWORK, INC.

                          NOTES TO FINANCIAL STATEMENTS

Note 2 - Furniture and equipment (concluded):

           Included in equipment and office furniture is $138,262 of equipment under capital lease obligations at December 31, 1996 and 1995. Related accumulated depreciation amounted to $84,749 and $49,620 at December 31, 1996 and 1995, respectively.

Note 3 - Notes payable - bank:

           Notes payable - bank are payable in monthly installments with interest at prime plus 1% (9.25% at December 31, 1996) through July 1998, are secured by all assets of the Company and are guaranteed by the stockholders.

           Principal payment requirements subsequent to December 31, 1996 are $30,672 in 1997 and $15,299 in 1998.

Note 4 - Related party transactions:

           Selling, general and administrative expenses and other special professional fees amounting to $435,948 and $249,030 in 1996 and 1995, respectively, were incurred for services rendered by companies in which certain stockholders have an interest. At December 31, 1996 and 1995, these companies were due $14,145 and $95,848, respectively, which amounts are included in accounts payable and accrued expenses in the accompanying balance sheets.

Note 5 - Commitments and contingency:

           Capital lease obligations:

             The Company leases equipment under lease agreements expiring through 2000. The following is a schedule by year of future minimum lease payments under capital lease obligations, together with the present value of net minimum lease payments, as of December 31, 1996:

               Year Ending
               December 31,                                             Amount
               ------------                                             -------

                 1997                                                   $27,072
                 1998                                                    26,847
                 1999                                                    26,175
                 2000                                                    19,631
                                                                        -------
                 Total minimum lease payments                            99,725
                 Less amount representing interest                       20,978
                                                                        -------
                 Present value of net minimum lease
                   payments                                              78,747
                 Less current portion                                    17,879
                                                                        -------

                 Long-term portion                                      $60,868
                                                                        =======

                          CONSUMER HEALTH NETWORK, INC.

                          NOTES TO FINANCIAL STATEMENTS

Note 5 - Commitments and contingency (concluded):

           Operating lease:

             The Company leases its office facilities under a lease which expires in November 1999. In addition to minimum annual rentals, the lease requires the payment of certain operating expenses.

             Minimum rental commitments under the noncancelable operating lease as of December 31, 1996 are as follows:

             Year Ending
             December 31,                                               Amount
             ------------                                               ------

                1997                                                   $108,300
                1998                                                    108,300
                1999                                                     99,275
                                                                       --------
                  Total                                                $315,875
                                                                       ========

             Rent expense amounted to $107,554 and $131,007 in 1996 and 1995, respectively.

           Stock purchase agreement:

             The Company had an employment agreement with a key officer/stockholder which expired on December 31, 1995 and was not renewed. According to the terms of the agreement, the Company was required to purchase all shares of common stock owned by the related key officer/stockholder within two years of the termination of employment at the then current appraisal price, as defined.

           Noncompete agreement:

             In connection with the acquisition of another preferred provider organization (see Note 1), the Company is obligated under a noncompete agreement with the stockholders of the acquired organization to pay 10% of eligible revenue (as defined) through December 31, 2001, not to exceed $475,000. During the year ended December 31, 1996, the Company derived revenue, subject to this agreement, amounting to approximately $3,000 and recorded a liability to the stockholders of the acquired organization of approximately $300. It is not certain that the Company will earn revenue sufficient to require the payment of $475,000 during the period and, accordingly, no liability has been provided.

Note 6 - Major customers:

           Five customers accounted for 71% and 81% of the Company's total revenue for the years ended December 31, 1996 and 1995, respectively.

                                      * * *

                           COMPLETE MANAGEMENT, INC.

              Unaudited Pro forma Consolidated Statements of Income
                      (in thousands, except per share data)

                                                                For the Six Months Ended June 30, 1997
                                                        ---------------------------------------------------
                                                          CMI       CHN         Adjustments     Pro forma
                                                        --------  --------    --------------  ------------
                                                                                    (4)              (1)
Revenue                                                $ 12,496   $     --        $     --        $ 12,496
Other revenue                                            20,647      3,227                          23,874
Interest discount                                        (1,549)        --                          (1,549)
                                                       --------   --------        --------        --------
Net revenue                                              31,594      3,227               0          34,821

Cost of revenue                                          15,116         --                          15,116
General and administrative expenses                      10,430      3,042            (402)(2)      13,070
                                                       --------   --------        --------        --------
Operating income                                          6,048        185             402           6,635

Interest discount included in income                      1,129         --                           1,129
Interest expense                                         (3,193)        (7)                         (3,200)
Interest, dividends and other income, net                 1,790         54                           1,844
Other income/(expense)                                      445         --                             445
                                                       --------   --------        --------        --------
Income before provision for income taxes                  6,219        232             402           6,853
Provision for taxes                                       2,416         32             310(3)        2,758
                                                       --------   --------        --------        --------
Net income                                             $  3,803   $    200        $     92        $  4,095
                                                       ========   ========        ========        ========
Primary net income per share                           $   0.37                                   $   0.38
                                                       ========                                   ========
Weighted average number of shares outstanding            10,405                                     10,720(5)
                                                       ========                                   ========


                                                           For the Year Ended December 31, 1996
                                           ------------------------------------------------------------------
                                             CMI       CHN      AAMC     OTHER     Adjustments    Pro forma
                                           --------   ------  --------  --------   ------------  ------------
                                                                                         (4)          (1)
Revenue                                    $ 21,463   $   --  $ 5,581   $ 1,787       $  --        $ 28,831
Other revenue                                11,695    7,853       --        --          --          19,548
Interest discount                            (2,166)      --       --        --          --          (2,166)
                                           --------   ------  -------   -------       -----        --------
Net revenue                                  30,992    7,853    5,581     1,787          --          46,213

Cost of revenue                              12,308        0    5,835     1,526          --          19,669
General and administrative expenses           9,143    4,993      864       308         828(2)       16,136
                                           --------   ------  -------   -------       -----        --------
Operating income                              9,541    2,860   (1,118)      (47)       (828)         10,408

Interest discount included in income          2,452       --       --        --          --           2,452
Interest expense                             (2,740)      --       --        --          --          (2,740)
Interest, dividends and other income, net     1,040       53       (8)      (10)         --           1,075
                                           --------   ------  -------   -------       -----        --------
Income before provision for income taxes     10,293    2,913   (1,126)      (57)       (828)         11,195
Provision for taxes                           4,879       88       --         1        (450)(3)       4,518
                                           --------   ------  -------   -------       -----        --------
Net income                                 $  5,414   $2,825  $(1,126)  $   (58)      $(378)       $  6,677
                                           ========   ======  =======   =======       =====        ========

Primary net income per share               $   0.68                                                $   0.80
                                           ========                                                ========

Weighted average number of shares
          outstanding                         8,008                                                   8,323(5)
                                           ========                                                ========

                           COMPLETE MANAGEMENT, INC.

              Unaudited Pro forma Consolidated Statements of Income


-------------------------------------------
(1) Reflects the acquisitions as if they had occurred at the beginning of each year.

(2)   Reflects the following adjustments:                          1997    1996
                                                                   ----    ----
      amortization of purchase price in excess of net assets       $ 172   $828
      acquired non-recurring general and administrative expenses   $(574)  $ --

(3) Pro forma net income reflects a provision for income taxes since certain acquisitions had been S
      Corporations through such date. Such provision assumes an effective tax rate of 47%.

(4) The adjustments are based on available information and upon certain assumptions that the Company believes are reasonable under circumstances; however, the actual recording of the acquisitions (which management does not expect to vary materially) will be based on ultimate appraisals, evaluations and estimates of fair values.

(5) Reflects the issuance of 314,651 shares in connection with the acquisition of CHN.